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Exhibit 10.3
                             Schedule to Form of HCR
                           Second Amended and Restated
                                 Loan Agreement
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                                                              Lender State of
     Borrower or Tenant                    Lender               Organization         Loan Amount               Manager
     ------------------                    ------             ---------------        -----------               -------
Financial Care Investors of           Pennsylvania BCC        Commonwealth of         $686,800.00          Balanced Care at
Lebanon, LLC                          Properties, Inc.          Pennsylvania                                 Lebanon, Inc.

Financial Care Investors of           Pennsylvania BCC        Commonwealth of         $674,050.00          Balanced Care at
Loyalsock, LLC                        Properties, Inc.          Pennsylvania                                Loyalsock, Inc.

Financial Care Investors of               HCN BCC            State of Delaware        $692,000.00          Balanced Care at
Morristown, LLC                        Holdings, Inc.                                                      Morristown, Inc.

Financial Care Investors of Oak           HCN BCC            State of Delaware        $697,948.00          Balanced Care at
Ridge, LLC                             Holdings, Inc.                                                       Oak Ridge, Inc.

Financial Care Investors of               HCN BCC            State of Delaware      $1,243,550.00          Balanced Care at
Sagamore Hills, LLC                    Holdings, Inc.                                                    Sagamore Hills, Inc.

Financial Care Investors of               HCN BCC            State of Delaware      $1,313,675.00          Balanced Care at
Westerville, LLC                       Holdings, Inc.                                                      Westerville, Inc.
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